February 5, 2025 ZIFTOMENIB PROGRAM UPDATES Our goal is to develop transformative therapies to extend and improve the lives of patients with cancer Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for ziftomenib, KO-2806 and tipifarnib, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “should,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof) are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or in the reporting of data from such clinical testing, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties.  All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains statistical data obtained from and prepared by third parties. The recipient is cautioned not to give undue weight to such disclosures. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation.

KURA IS ADVANCING A ROBUST PIPELINE OF THERAPEUTIC PRODUCT CANDIDATES

Ziftomenib: Potentially Best-in-Class Menin Inhibitor for AML

Relapsed/refractory (R/R) and frontline acute myeloid leukemia (AML) market opportunity could exceed $7B per year in the U.S.

Positive topline results from KOMET-001 study in R/R *NPM1*-m AML; NDA submission anticipated Q2 2025

Kyowa Kirin collaboration funds expansive AML development program through 1L U.S. commercialization

Farnesyl Transferase Inhibitors (FTIs) in Large Solid Tumor Indications

FTIs may overcome innate and adaptive resistance to PI3Kα inhibitors, KRAS inhibitors and tyrosine kinase inhibitors (TKIs) in certain indications

Target indications include HNSCC, lung, colorectal, pancreatic and renal cell carcinomas

Clinical data for KO-2806 and tipifarnib in combination expected in 2H 2025

Additional Therapeutic Opportunities for Menin Inhibitors

Phase 1 study of ziftomenib + imatinib in gastrointestinal stromal tumors (GIST) expected to start in 1H 2025; additional potential $1B opportunity

Encouraging preclinical data for menin inhibitors in type 2 diabetes; development candidate nomination anticipated 1H 2025

3

AGENDA Positive FDA Feedback for Upcoming Frontline Combination Trial Designs Positive KOMET-001 Ziftomenib Monotherapy Trial in R/R NPM1-m AML 2025 Anticipated Milestones for Ziftomenib and Pipeline Programs

MENIN AML

UP TO 50% OF AML PATIENTS MAY BENEFIT FROM MENIN INHIBITOR THERAPY

AML is characterized by significant genetic heterogeneity due to driver mutations, including *NPM1*m, *FLT3*m, *IDH1/2m* and *KMT2Ar* [1-2]

Up to 50% of AML cases may be menin-dependent, including those driven by *NPM1*m and *KMT2Ar*[3-7]

NPM1 mutations are observed in 30% to 35% of cases and are an important upstream driver mutation that uses the menin pathway[8,9]

PREVALENCE OF ZIFTOMENIB-ELIGIBLE PATIENTS


Other mutations
KMT2A-r
10-15%
5-10%
NPM1-m
30%
Up to 50% of AML

AML, acute myeloid leukemia; *KMT2Ar*, lysine methyltransferase 2A rearrangement; *NPM1*-m, mutated nucleophosmin 1; *NPM1m*, nucleophosmin 1 mutation; *FLT3*m, FMS-like tyrosine kinase 3 mutation; *IDH1/2*, mutations in isocitrate dehydrogenases types 1 and 2.

1. Papaemmanuil E *et al. N Engl J Med.* 2016;374(23):2209-2221. doi:10.1056/NEJMoa1516192 **2.** The Cancer Genome Atlas Research Network. *N Engl J Med.* 2013;368(22):2059-2074. doi:10.1056/NEJMoa1301689 **3.** Issa GC *et al. Leukemia.* 2021;35(9):2482-2495. doi:10.1038/s41375-021-01309-y **4.** Candoni A, Coppola G. *Hematol Rep.* 2024;16(2):244-254. doi:10.3390/hematolrep16020024 **5.** Bertrums EJM *et al. Haematologica.* 2023;108(8):2044-2058. doi:10.3324/haematol.2022.281653 **6.** National Cancer Institute. Accessed October 16, 2024. https://seer.cancer.gov/seertools/hemelymph/ 51f6cf59e3e27c3994bd547d/ **7.** National Cancer Institute. Accessed October 16, 2024. https://seer.cancer.gov/seertools/hemelymph/5a7e288d1ef557f9c8636d31/ **8.** Burrows F *et al.* Poster presented at: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics: Discovery, Biology, and Clinical Applications; October 26-30, 2017; Philadelphia, PA. **9.** Falini B, Dillon R. *Blood Cancer Discov.* 2024;5(1):8-20. doi:10.1158/2643-3230.BCD-23-0144

5

AGENDA Positive FDA Feedback for Upcoming Frontline Combination Trial Designs Positive KOMET-001 Ziftomenib Monotherapy Trial in R/R NPM1-m AML 2025 Anticipated Milestones for Ziftomenib and Pipeline Programs

Phase 2 registrational trial in relapsed/refractory NPM1-m AML achieved its primary CR/CRh endpoint, and the primary endpoint was statistically significant The benefit-risk profile for ziftomenib is highly encouraging, and safety and tolerability were consistent with previous reports Topline data submitted for presentation at an upcoming medical meeting Pre-NDA meeting with FDA completed; NDA submission for ziftomenib on track for 2Q 2025 POSITIVE TOPLINE RESULTS FROM KOMET-001 REGISTRATIONAL TRIAL IN R/R NPM1-m AML R/R AML MENIN

MENIN — R/R AML

ZIFTOMENIB MARKET POTENTIAL IN R/R AML

High Unmet Need in R/R *NPM1*-m AML

20% / **~50%** — 20% are primary refractory; ~50% will relapse who achieved an initial CR[1-5]

<10% — Fewer than 10% of all patients with R/R AML are alive at 5 years[6]

~1,645 — *NPM1*-m patients eligible for treatment in R/R AML[1]

Potential for Sustained Treatment

~6 mo Duration of Treatment — Potential for safe and well-tolerated, targeted Tx to support sustained treatment

$36-40k /month — Analog pricing, including for recently approved product

Attractive Market Opportunity

$350-400M/yr — Market opportunity in R/R *NPM1*-m AML

Combination of encouraging clinical activity and safety in a once-daily oral medication supports an attractive R/R opportunity

AML, acute myeloid leukemia; CR, complete response.

1. Issa GC, et al. Blood Cancer J. 2021;11(9):162. 2. Bertoli S, et al. Blood. 2018;132(suppl 1):2802. 3. Hubmann M, et al. Haematologica. 2014;99(8):1317-1325. 4. SEER Cancer Stat Facts: Acute Myeloid Leukemia. National Cancer Institute. Bethesda, MD. Accessed March 14, 2023. https://seer.cancer.gov/statfacts/html/amyl.html. 5 Issa G, et al. Blood Adv. 2023;7(6):933-942. 6. DeWolf et. al, Blood 2020; 136 (9) 1023-1032.

8

AGENDA Positive FDA Feedback for Upcoming Frontline Combination Trial Designs Positive KOMET-001 Ziftomenib Monotherapy Trial in R/R NPM1-m AML 2025 Anticipated Milestones for Ziftomenib and Pipeline Programs

Single protocol encompassing two independent, randomized, placebo-controlled Phase 3 trials Single protocol designed to facilitate study start-up and execution Single protocol is attractive to sites as it provides treatment options to the broadest potential patient pool FDA aligned on endpoints, providing pathways for potential accelerated approval in both trials Continuing to work with global health authorities to gain alignment on protocol Both trials expected to initiate in 2H 2025 POSITIVE FDA FEEDBACK ON KOMET-017 REGISTRATIONAL TRIALS IN FRONTLINE INTENSIVE AND NON-INTENSIVE AML FRONTLINE AML MENIN MRD= Minimal Residual Disease

MENIN FRONTLINE AML

KOMET-017: TWO PHASE 3 TRIALS UNDER A SINGLE PROTOCOL

Provides Treatment Options to the Broadest Frontline AML Patient Pool

KOMET-017-NIC (Non-Intensive Combination)


Randomized Non-Intensive Therapy Trial *NPM1*-m
Ziftomenib
Venetoclax + Azacitidine
Venetoclax + Azacitidine
Placebo
CR
OS
Ziftomenib
SOC Backbone
Placebo

KOMET-017-IC (Intensive Combination)


Randomized Intensive Therapy Trial *NPM1*-m or *KMT2A*-r
Arm A
Ziftomenib
7+3 Induction
Consolidation
Arm B
Ziftomenib
Placebo
7+3 Induction
Consolidation
7+3 Induction
Consolidation
Arm C
Placebo
CR MRD-
EFS

7+3 means seven days of cytarabine and 3 days of daunorubicin
CR, complete response; OS, overall survival; CR MRD-, complete response with minimal residual disease; EFS, event-free survival

11

Patient Population: AML with NPM1 mutation Age 75+ or < 75 with medical comorbidities NON-INTENSIVE CHEMOTHERAPY (NIC) TRIAL Randomized, Double-Blind, Placebo-Controlled Study: Venetoclax + Azacitidine + Ziftomenib or Placebo FRONTLINE AML MENIN Dual Primary Endpoints: Complete Response Overall Survival Ziftomenib Venetoclax + Azacitidine Placebo Ziftomenib SOC Backbone Placebo Venetoclax + Azacitidine Randomized Non-intensive Therapy Trial NPM1-m CR OS

MENIN — FRONTLINE AML

komet-017 ACUTE LEUKEMIAS KURA KO-MEN-017

NON-INTENSIVE CHEMOTHERAPY (NIC) TRIAL

FDA Aligned Around Modified Venetoclax Dosing Regimen

- Known myelosuppression with venetoclax + azacitidine from indicated dose and schedule has evolved current clinical practice
- Standard practice has moved towards minimizing venetoclax exposure upon response
- Proposed dose modifications for use of venetoclax are based on long-term follow-up exposure data from VIALE-A trial[1] and real-world evidence (RWE) cohort results published by Othman *et al* 2024.[2]
- FDA agreement to allow modified dosing to incorporate real world practice
  - Cycles 1 and 2: venetoclax days 1-28 per label
  - Cycles 3 and beyond: days 1-21
  - Further dose reductions for toxicity per label

1. Pratz KW, Jonas BA, Pullarkat V, *et al.* Long-term follow-up of VIALE-A: Venetoclax and azacitidine in chemotherapy-ineligible untreated acute myeloid leukemia. *Am J Hematol* 2024;99(4):615-624. **2.** Othman J, Lam HPJ, Leong S, *et al.* Real-world outcomes of newly diagnosed AML treated with venetoclax and azacitidine or low-dose cytarabine in the UK NHS. *Blood Neoplasia.* 2024;1(3):2950-3280.

13

MENIN FRONTLINE AML

INTENSIVE CHEMOTHERAPY (IC) TRIAL

Randomized, Double-Blind, Placebo-Controlled Study: 7+3/Consolidation + Ziftomenib or Placebo

Proposed 3-Arm Design to Capture Maintenance Indication in the Label for Newly Diagnosed AML

Primary Endpoints: CR_{MRD-} and EFS

- **CR MRD-** as potential accelerated approval endpoint with accompanying supportive/external evidence on correlation of CR MRD- and EFS/OS
- **EFS** powered to demonstrate additional benefit of post-consolidation maintenance


Randomized Intensive Therapy Trial
NPM1-m or *KMT2A*-r
Arm A
Ziftomenib
7+3 Induction
Consolidation
Arm B
Ziftomenib
Placebo
7+3 Induction
Consolidation
7+3 Induction
Consolidation
Arm C
Placebo
CR MRD-
EFS
Ziftomenib
SOC Backbone
Placebo

14

MENIN FRONTLINE AML

INTENSIVE CHEMOTHERAPY (IC) TRIAL

Importance of the CR_{MRD-} Endpoint

- Published data suggest CR MRD- may correlate better with long-term survival than morphologic CR alone
- Literature highlights significant impact of *NPM1*-m MRD negativity on long-term survival and the implication on consolidation therapy choices
- Higher rates of CR MRD negativity with ziftomenib have potential to diminish the need for allogeneic stem cell transplantation
- Utilizing this endpoint in KOMET-017-IC:
  - *Provides potential to pave the way in the field to establish this new surrogate endpoint*


A
NPM1mut, PC2 PB MRDPOS
100%
80%
60%
40%
20%
0%
Survival probability
CR1 alloSCT
No CR1 alloSCT
HR 0.39, 95% CI 0.24-0.64
0 1 2 3 4 5
Time (years)
Number at risk
143 41 21 12 9 7
0 57 34 21 14 5
B
NPM1mut, PC2 PB MRDNEG
CR1 alloSCT
No CR1 alloSCT
HR 0.82, 95% CI 0.50-1.33
Number at risk
594 451 377 279 195 136
0 91 84 65 46 36

Othman J, *et al.* Postinduction molecular MRD identifies patients with NPM1 AML who benefit from allogeneic transplant in first remission. *Blood* (2024) 143 (19): 1931–1936. Figure 2.

15

Expansive Market Opportunity ZIFTOMENIB MARKET POTENTIAL IN NEWLY DIAGNOSED AML AML, acute myeloid leukemia; CR, complete response. 1. American Cancer Society. Updated June 5, 2024. Accessed August 27, 2024. https://www.cancer.org/cancer/types/acute-myeloid-leukemia/about/key-statistics.html 2. Kumar CC. Genes Cancer. 2011;2(2):95-107. doi:10.1177/1947601911408076 3. National Cancer Institute. Accessed August 27, 2024. https://seer.cancer.gov/statisticsnetwork/explorer/application. Potential for benefit / risk to support sustained treatment 12-24 months Analog pricing, including for recently approved product $36-40k months Potential peak sales for menin inhibitors in 1L AML >$7B/yr Combination of encouraging clinical activity and safety in a once-daily oral medication could unlock a large market opportunity Potential for benefit / risk to support sustained treatment 12-24 months Newly-diagnosed cases of AML each year in the U.S.1 ~20,800 Analog pricing, including for recently approved product $36-40k /month Large Population & Potential for Sustained Benefit High Unmet Medical Need of patients who achieve a first CR will relapse within 3 years2 ~70% 5-year survival rate for AML patients aged ≥ 65 years3 ~11% >$7B/yr Annual U.S. market opportunity in 1L AML FRONTLINE AML MENIN

AGENDA Positive FDA Feedback for Upcoming Frontline Combination Trial Designs Positive KOMET-001 Ziftomenib Monotherapy Trial in R/R NPM1-m AML 2025 Anticipated Milestones for Ziftomenib and Pipeline Programs

ANTICIPATED UPCOMING MILESTONES: SEVERAL EXPECTED 2025 DATA READ-OUTS ACROSS MULTIPLE PROGRAMS

Program	Milestone	Timing
Ziftomenib	Report topline results from KOMET-001 Phase 2 registration-directed trial in R/R *NPM1*-m AML	✓
	FDA feedback on KOMET-017 registration-enabling protocol in 1L *NPM1*-m and *KMT2A*-r intensive and non-intensive AML	✓
	NDA submission for ziftomenib in R/R *NPM1*-m AML	2Q 2025
	Present topline data from KOMET-001 Phase 2 registration-directed trial in R/R *NPM1*-m AML	2Q 2025
	Present preliminary clinical data from KOMET-007 Phase 1b trial in 1L intensive AML	2Q 2025
	Initiate KOMET-015 Phase 1 trial of ziftomenib in combination with imatinib in patients with advanced GIST	1H 2025
	Initiate KOMET-017 Phase 3 registration-enabling trials in 1L *NPM1*-m and *KMT2A*-r intensive and non-intensive AML	2H 2025
	Present preliminary clinical data from Phase 1b expansion of KOMET-007 in 1L non-intensive AML	2H 2025
KO-2806 / tipifarnib	Initiate one or more expansion cohorts in combination with cabozantinib in RCC	1H 2025
	Present preliminary clinical data from FIT-001 trial for KO-2806 as monotherapy and combo with cabozantinib in RCC	2H 2025
	Present full clinical data from KURRENT-HN trial of tipifarnib in combination with alpelisib in *PIK3CA*-m HNSCC	2H 2025
Next-gen Menin	Nominate a development candidate for next-generation menin inhibitor program for diabetes	1H 2025

18

FINANCIAL HIGHLIGHTS (NASDAQ: KURA) Cash, Cash Equivalents and Marketable Securities Anticipated Significant Near-Term Milestones Shares Outstanding in pro forma cash as of September 30, 2024* Kura anticipates collaboration plus cash balance as of September 30, 2024 to fund ziftomenib AML program to potential commercialization in frontline combinations in potential near-term milestones, including payment upon NDA submission and launch of ziftomenib in the monotherapy R/R setting 24.5M options, RSUs, PSUs, warrants & pre-funded warrants as of September 30, 2024 * Includes $455.3M in cash, cash equivalents and short-term investments as of 9/30/24 and upfront payment of $330M from strategic collaboration with Kyowa Kirin $785.3M $420M 77.7M

February 2025 ZIFTOMENIB PROGRAM UPDATES Our goal is to develop transformative therapies to extend and improve the lives of patients with cancer